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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549




                                  FORM 8-K




                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  July 18, 2000



                                 Anicom, Inc.
       -------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-25364                    36-3885212
----------------------------    -----------------       ------------------------
(State or Other Jurisdiction      (Commission               (IRS Employer
        of incorporation)         File Number)               Identification No.)


6133 North River Road, Suite 1000, Rosemont, Illinois           60018
-----------------------------------------------------         ----------
     (Address of Principal Executive Offices)                 (Zip Code)


     Registrant's telephone number, including area code (847) 518-8700

                                                        --------------

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Item 5. Other Events.

On July 18, 2000, the Registrant issued the press release attached as Exhibit
99.1. The information contained in this press release is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

            99.1 Press Release of Registrant dated July 18, 2000.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       Anicom, Inc.


Dated:  July 18, 2000                                  By:  /s/ Gregory E. Fix
                                                                --------------
                                                                Gregory E. Fix
                                                                Vice President

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                               Exhibit Index

        Exhibit #                                           Item
  -----------------------                          ----------------------

          99.1                                          Press Release